ADVANCE FROM CUSTOMERS	12 Months Ended
Sep. 30, 2015
Payables and Accruals [Abstract]
Other Liabilities Disclosure [Text Block]
NOTE 11. ADVANCE FROM CUSTOMERS

Advance from customers consisted of the following:

	As of September 30, 2015	As of September 30, 2014
	US$(’000)	US$(’000)
Advance from third-party customers	$392	$8,365
	$392	$8,365

Advance from customers balance decreased by $8 million, or 95%, compared to the amount of fiscal year 2014, which was primarily due to the completion of the Jingbian Project with Hualu Engineering & Technology Co., Ltd. The advance from customers represents the upfront payment of 10-30% of the contract price received from the customers according to payment schedules in the sales contracts during the fiscal year 2014. The Company transferred the amount advance from customers to revenue when we recognized revenue according to its revenue policy.